EXHIBIT 99.1

PROSPECTUS SUPPLEMENT                                REGISTRATION NO.  333-37980
(To Prospectus dated January 29, 2002)



                         [MARKET 2000+ HOLDRS (SM) LOGO]



                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 29, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 10 and 11 of the base prospectus shall be replaced with the following:

                                                        Share         Primary
          Name of Company (1) (2)          Ticker      Amounts    Trading Market
-------------------------------------      ------     --------   --------------
Agere Systems Inc. Class A                  AGR.A     9.043117         NYSE
Agere Systems Inc. Class B                  AGR.B     1.058252         NYSE
AOL Time Wamer Inc.                          AOL          6            NYSE
American International Group, Inc.           AIG          2            NYSE
Astrazeneca p.l.c. *                         AZN          4            NYSE
AT&T Corp.                                    T           6            NYSE
AT&T Wireless Services, Inc.                 AWE       1.9308          NYSE
AVAYA Inc.                                    AV       0.3333          NYSE
BellSouth Corporation                        BLS          5            NYSE
BP p.l.c. *                                   BP          3            NYSE
Bristol-Myers Squibb Company                 BMY          3            NYSE
BT Group p.l.c.                              BTY          2            NYSE
Cisco Systems, Inc.                          CSCO         3           NASDAQ
Citigroup Inc.                                C           3            NYSE
The Coca-Cola Company                         KO          3            NYSE
Dell Computer Corporation                    DELL         5           NASDAQ
Deutsche Telekom AG *                         DT          5            NYSE
Eli Lilly and Company                        LLY          2            NYSE
EMC Corporation                              EMC          2            NYSE
Ericsson LM Telephone Company *(3)          ERICY         9           NASDAQ
Exxon Mobil Corporation                      XOM          4            NYSE
France Telecom *                             FTE          2            NYSE
General Electric Company                      GE          3            NYSE
GlaxoSmithKline p.1.c.                       GSK          3            NYSE
Hewlett-Packard Company                      HPQ          4            NYSE
Home Depot, Inc.                              HD          4            NYSE
Intel Corporation                            INTC         2           NASDAQ
International Business Machines Corporation  IBM          2            NYSE
JDS Uniphase Corporation                     JDSU         2           NASDAQ
Johnson & Johnson                            JNJ          4            NYSE
Lucent Technologies Inc.                      LU          4            NYSE
McDATA Corporation                          MCDTA      0.07361        NASDAQ
Merck & Co., Inc.                            MRK          3            NYSE
Microsoft Corporation                        MSFT         3           NASDAQ
mmO2 p.l.c.                                  OOM          2            NYSE
Morgan Stanley Dean Witter & Co.             MWD          2            NYSE

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                                                   (continued on following page)


                                                        Share         Primary
          Name of Company                  Ticker      Amounts    Trading Market
-------------------------------------      ------     --------   --------------
Nippon Telegraph and Telephone
  Corporation *                              NTT          3            NYSE
Nokia Corp. *                                NOK          4            NYSE
Nortel Networks Corporation                   NT          2            NYSE
Novartis AG *                                NVS          5            NYSE
Oracle Corporation                           ORCL         4           NASDAQ
Pfizer Inc.                                  PFE          4            NYSE
Qwest Communications International Inc.       Q           4            NYSE
Royal Dutch Petroleum Company  *              RD          3            NYSE
SBC Communications Inc.                      SBC          4            NYSE
Sony Corporation *                           SNE          2            NYSE
Sun Microsystems, Inc.                       SUNW         4           NASDAQ
Syngenta AG                                  SYT       1.03860         NYSE
Texas Instruments Incorporated               TXN          3            NYSE
Total Fina Elf S.A. *                        TOT          2            NYSE
Toyota Motor Corporation *                    TM          2            NYSE
Travelers Property Casualty Corp Class A (4) TAPa     0.1296129        NYSE
Travelers Property Casualty Corp Class B (4) TAPb     0.2662968        NYSE
Verizon Communications                        VZ          4            NYSE
Viacom Inc.-Ci B                            VIA.B         3            NYSE
Vodafone Airtouch p.l.c. *                   VOD          5            NYSE
Wal-Mart Stores Inc.                         WMT          4            NYSE
Zimmer Holdings, Inc.                        ZMH         0.3           NYSE


           * The securities of this non-U.S. company trade in the United States as American Depositary Receipts.

               (1) On July 30, 2002, MCI Group was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because MCI Group was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of MCI Group included in Market 2000+ HOLDRS were distributed at a rate of 0002 MCI Group shares per Market 2000+ HOLDR. As a result, MCI Group is no longer represented in Market 2000+ HOLDRS.

               (2) On July 30, 2002, WorldCom Group was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because WorldCom Group was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of WorldCom Group included in Market 2000+ HOLDRS were distributed at a rate of
               0.05 WorldCom Group shares per Market 2000+ HOLDR. As a result, WorldCom Group is no longer represented in Market 2000+ HOLDRS.

               (3) As a result of a rights distribution by Ericsson LM Telephone Company, a component of Market 2000+ HOLDRS, each shareholder of record of an American Depositary Share of Ericsson as of August 13, 2002 received 1 Ericsson right, or 0.09 Ericsson rights per Market 2000+ HOLDR. Holders of a whole Ericsson right were entitled to purchase an American Depositary Share of Ericsson at a price of Swedish Krona 3.80, payable in U.S. dollars. The distributed rights expired on August 27, 2002.

               (4) As a result of the spin-off of Travelers Property Casualty Group (Class A Common Stock) and Travelers Property Casualty Group (Class B Common Stock) from Citigroup Inc., Travelers Property Casualty Group (Class A Common Stock) and Travelers Property Casualty Group (Class B Common Stock) will be included in Market 2000+ HOLDRS. Effective August 26, 2002, 0.01296129 shares of Travelers Property Casualty Group (Class A Common Stock) and 0.2662968 shares of Travelers Property Casualty Group (Class B Common Stock) were included in each round-lot of 100 Market 2000+ HOLDRS.

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               The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2002.